SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549





                                   FORM 8-K
                                CURRENT REPORT
     Filed Pursuant to Section 13 or 15 (d) of the Securities Act of 1934
      Date of Report  (Date of earliest event reported)  October 30, 1997




                        GENERAL AMERICAN ROYALTY, INC.
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            (Exact name of registrant as specified in its charter)




Delaware                                 1-12835                    75-2468002
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(State  or  other                      (Commission               (IRS Employer
jurisdiction  of                     File Number)               Identification
No.)
incorporation)



4925  Greenville  Avenue,    Suite  717,    Dallas,  Texas               75206
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(Address  of  principal  executive  offices)                        (Zip Code)



Registrant's  telephone  number,  including area code:          (214) 361-8535






                                Not Applicable
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         (Former name or former address, if changed since last report)

                                      -7-
Item  4.          Change  in  Registrant's  Certifying  Account.

a(1)          Dismissal  of  Independent  Accountant.

(i) On October 30, 1997, the Registrant advised Coopers & Lybrand L.L.P.("C&L") that the Registrant intended to retain a different independent accounting firm for the audit of its financial statements for the year ending October 31, 1997. C&L had been engaged as the principal accountants to audit the Registrant's financial statements.

(ii) C&L's reports on the Registrant's financial statements for the past one year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) There have been no disagreements with C&L on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure during the Registrant's most recent fiscal year or in the subsequent interim period through October 30, 1997 (the date of termination) which disagreement(s), if not resolved to C&L's satisfaction, would have caused C&L to make reference to the subject matter of the disagreement(s) in connection with its report.

(iv) C&L did not advise the Registrant during the Registrant's most recent fiscal year or in the subsequent interim period through October 30, 1997 (the date of termination):

(A) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

(B) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

(C) (1) of the need to expand significantly the scope of its audit, or that information had come to its attention during the most recent fiscal year or any subsequent interim period that if further investigated might (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or
(ii) have caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and (2) it did not, due to its dismissal or for any other reason, expand the scope of its audit or conduct such further investigation; or

(D) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

(v) The Registrant has requested C&L to provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements set forth above. A copy of C&L's letter to the Securities and Exchange Commission is filed as Exhibit 16 to this Form 8 - K.

a(2)          Engagement  of  New  Independent  Accountant.

(i) Hein + Associates LLP ("Hein") has been engaged by the Registrant as its new independent principal accountant to audit the Registrant's financial
statements.    This  engagement  was  effective  as  of  October  30,  1997.

(ii) Prior to engaging Hein, the Registrant has not consulted with Hein during the Registrant's most recent fiscal year or in the period since the end of the most recent fiscal year, in any matter regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither was a written report provided to the Registrant nor was oral advise provided that Hein concluded was an important factor considered by the Registrant in reaching decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement or an event described in Paragraph (a) (1) (iv) (A) - (D), above.

Item  7.          Financial  Statements  and  Exhibits.


     Exhibit  Number                              Description

Exhibit 16 Letter from Coopers & Lybrand L.L.P. to the Securities and Exchange Commission pursuant to Item 304 (a) (3) of Regulation S-K

                                  SIGNATURES



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         GENERAL  AMERICAN  ROYALTY,  INC.




                         By:    /s/    James  F.  Smith
                           ----------------------------
                                James  F.  Smith
                                President,  Director  and  Chief  Executive
Officer


DATE:          October  30,  1997

                               INDEX TO EXHIBITS



     Exhibit  Number                              Description

Exhibit 16 Letter from Coopers & Lybrand L.L.P. to the Securities and Exchange Commission pursuant to Item 304 (a) (3) of Regulation S-K

                               COOPERS & LYBRAND
                         a professional services firm
                         1999 Bryan Street, Suite 3000
                              Dallas, Texas 75201
                             Tel:  (214) 754-5000
                             Fax:  (214) 9853-0669




October  30,  1997


Securities  and  Exchange  Commission
450  Fifth  Street  N.W.
Washington,  D.C.  20549


Gentlemen:

We have read the statements made by General American Royalty, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to
Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of October 1997. We agree with the statements concerning our Firm in such Form 8-K.

Very  truly  yours,


/s/Coopers  &  Lybrand  L.L.P.